Exhibit (j) under N-1A
                                                Exhibit 23 under Item 601/Reg SK


                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Financial Highlights" in each Prospectus and "Independent Auditors" in each Statement of Additional Information, and to the use of our reports dated October 13, 2000, in Post-Effective Amendment Number 33 to the Registration Statement (Form N-1A Number 33-48907) of The Marshall Funds, Inc. dated August 31, 2000.

By: /s/ ERNST & YOUNG
        Ernst & Young

Boston, Massachusetts
October 27, 2000